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STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH GLOBAL RESOURCES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

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     The investment objectives of Merrill Lynch Global Resources Trust (the
"Trust") are to achieve long-term growth of capital and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The Trust also may invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ("asset-based securities"). Management of the Trust will seek to identify securities it believes are attractively priced relative to the intrinsic value of related natural resource assets or are especially well-positioned to benefit during particular portions of inflationary cycles. The Trust's fully managed investment approach enables it to switch its emphasis among various natural resource industry groups depending upon management's outlook with respect to prevailing trends and developments. It is expected that when management of the Trust anticipates significant economic, political or financial instability, such as high inflationary pressures or upheaval in the foreign currency exchange markets, the Trust may invest a majority of its assets in gold-related securities. Current income from dividends and interest will not be a primary consideration in selecting securities.

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     Pursuant to the Merrill Lynch Select PricingSM System, the Trust offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

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     This Statement of Additional Information of the Trust is not a prospectus and should be read in conjunction with the prospectus of the Trust, dated November 27, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Trust at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


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               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
                            ------------------------

   The date of this Statement of Additional Information is November 27, 1995.


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                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Trust are to achieve long-term growth of capital and to preserve the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. The Trust may also invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ("asset-based securities"). See "Asset-Based Securities" below. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Trust.

     While the Trust generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Trust's investment policies, under certain market conditions the Trust's portfolio turnover may be higher than that of other investment companies. Accordingly, while the Trust anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Trust's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. For the years ended July 31, 1993, 1994 and 1995 the Trust's rates of portfolio turnover were 66.78%, 54.87% and 31.64%, respectively.

ASSET-BASED SECURITIES

     The Trust may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of the Trust's investment policies, these securities are referred to as "asset-based securities". The Trust will only purchase asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is, AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that Merrill Lynch Asset Management, L.P. (the "Investment Adviser") has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade", may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Investment Adviser may take such backing into consideration in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource assets.

     The Trust will not acquire asset-based securities for which no established secondary trading market exists if at the time of acquisition more than 15% of its total assets are invested in securities which are not readily marketable. The Trust may invest in asset-based securities without limit when it has the option to put such securities to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days' notice or when the Trust has the right to convert

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such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice.

     The asset-based securities in which the Trust may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. The Trust's holdings of such securities therefore might not generate appreciable current income, and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Trust purchased such securities.

OTHER INVESTMENT POLICIES AND PRACTICES

     Writing Covered Call Options. The Trust is authorized to write, i.e., sell, covered call options on the equity securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A call option is an option where the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. A call option is considered covered where the writer of the option owns the underlying securities. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust's ability to sell the underlying security will be limited while the option is in effect unless the Trust effects a closing purchase transaction. A closing purchase transaction cancels out the Trust's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Trust may not write covered call options in underlying securities in an amount exceeding 15% of the market value of its total assets.

     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     All options referred to herein and in the Trust's Prospectus are options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Trust will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to

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discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Purchasing Put Options. The Trust may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put the Trust has a right to sell the underlying security at the exercise price, thus limiting the Trust's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Trust's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Trust will purchase only put options traded on an Exchange. The Trust will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Trust would exceed 5% of the market value of the Trust's total assets.

     Forward Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Trust will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.15 of one percent due to the costs of converting from one currency to another. However, the Trust has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Trust's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Trust accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Trust or the payment of dividends and distributions by the Trust. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Trust will not speculate in forward foreign exchange. The Trust may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Trust enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Trust in an amount equal to the value of the Trust's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Trust's commitment with respect to such contracts. The Trust will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the management of the Trust. The Trust will not enter into a forward contract with a term of more than one year.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the

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opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Trust to hedge against a devaluation that is so generally anticipated that the Trust is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Trust may have to limit its currency transactions to qualify as a regulated investment company under the Internal Revenue Code; in this regard, the Trust presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Trust determines that income from the transactions is not subject to this restriction. The cost to the Trust of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Repurchase Agreements. The Trust may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or the primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Trust will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Trust but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Trust may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Trust shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Trust would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Lending of Portfolio Securities.  Subject to current investment restriction
(4) below, the Trust may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Trust, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Trust. Alternatively, if securities are delivered to the Trust as collateral, the Trust and the borrower negotiate a rate for the loan premium to be received by the Trust for lending its portfolio securities. In either event, the total yield on the Trust's portfolio is increased by loans of its portfolio securities. The Trust will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Trust may pay reasonable finder's, administrative and custodial fees in connection with such loans.

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INVESTMENT RESTRICTIONS

     In addition to the investment policies and restrictions set forth in the Prospectus, the Trust has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Trust's outstanding voting shares, which for this purpose means the lesser of (a) 67% of the shares represented at a meeting where more than 50% of the outstanding shares of the Trust are represented or (b) more than 50% of the outstanding shares of the Trust. Unless otherwise provided, all references to the assets of the Trust below are in terms of current market value. The Trust may not:

          1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Trust may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Trust may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Trust may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Trust may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Trust may purchase securities on margin to the extent permitted by applicable law. The Trust may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Trust's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Trust technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Trust may do so in accordance with applicable law and the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

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     Under the non-fundamental investment restrictions, the Trust may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Trust currently does not intend to engage in short sales, except short sales "against the box".

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Trust's shares are registered or qualified for sale require a lower limitation, the Trust will observe such limitation. As of the date hereof, therefore, the Trust will not invest more than 10% of its total assets in securities which are subject to this investment restriction
     (c). Securities purchased in accordance with Rule 144A under the Securities Act (each a "Rule 144A security") and determined to be liquid by the Trust's Board of Trustees are not subject to the limitations set forth in this investment restriction (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale. To the extent required by Ohio law, the Trust will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities, or in securities of issuers described in (e) below.

          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Trust's net assets; included within such limitation, but not to exceed 2% of the Trust's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Trust in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Trust's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Trust may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

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          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Trust's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets except that the Trust may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.) The Trust will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

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     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch") with the Trust, the Trust is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The Trustees and executive officers of the Trust, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (63)--President and Trustee (1)(2)--President of the Investment Adviser (which term as used herein includes the Investment Adviser's corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes FAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Executive Vice President of Merrill Lynch since 1990 and a Senior Vice President thereof from 1985 to 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

     DONALD CECIL (68)--Trustee (2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

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     M. COLYER CRUM (62)--Trustee (2)--Soldiers Field Road, Boston,
Massachusetts 02163. James R. Williston Professor of Investment Management, Harvard Business School, since 1971; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

     EDWARD H. MEYER (68)--Trustee (2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

     JACK B. SUNDERLAND (67)--Trustee (2)--P.O. Box 1177, Scarsdale, New York 10583. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Chairman of Murexco Petroleum, Inc. (an energy company) from 1981 to 1988; Member of Council on Foreign Relations since 1971; President, Director and Chief Executive Officer of Coroil, Inc. (an energy company) from 1979 to 1985.

     J. THOMAS TOUCHTON (56)--Trustee (2)--Suite 3405, One Tampa City Center, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

     TERRY K. GLENN (54)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators L.P. since 1988.

     NORMAN R. HARVEY (61)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982; Senior Vice President of Princeton Services since 1993.

     DONALD C. BURKE (35)--Vice President (1)(2)--Vice President and Director of Taxation of the Investment Adviser since 1990; Employee of Deloitte & Touche LLP from 1981 to 1990.

     EDWARD P. IX, JR. (62)--Vice President (1)--Vice President of the Investment Adviser since 1987 and employee of the Investment Adviser since 1985.

     PETER A. LEHMAN (37)--Vice President (1)--Vice President of the Investment Adviser since 1994 and employee of the Investment Adviser since 1992.

     GERALD M. RICHARD (45)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer of the Distributor since 1984.

     MARK B. GOLDFUS (48)--Secretary (1)(2)--Vice President of the Investment Adviser and FAM since 1985.
------------------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

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     At October 31, 1995, the Trustees and officers of the Trust as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Trust. At that date, Mr. Zeikel, a Trustee and officer of the Trust, and the other officers of the Trust owned less than 1/4 of 1% of the outstanding common stock of ML & Co.

     The Trust pays each Trustee not affiliated with the Investment Adviser a fee of $3,500 per year plus $500 per meeting attended. The Trust also pays each member of its Audit and Nominating Committee, which consists of all unaffiliated Trustees, a fee of $2,500 per year and the chairman of the Committee an additional annual fee of $1,000. The Trust reimburses each unaffiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. For the fiscal year ended July 31, 1995, fees and out-of-pocket expenses paid to the unaffiliated Trustees aggregated $40,866.

COMPENSATION OF TRUSTEES

     The following table sets forth, for the fiscal year ended July 31, 1995, compensation paid by the Trust to the non-interested Trustees and, for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-interested Trustees.

                                                                                    AGGREGATE COMPENSATION FROM
                                                       PENSION OR RETIREMENT             FUND AND MLAM/FAM
                                     COMPENSATION     BENEFITS ACCRUED AS PART         ADVISED FUNDS PAID TO
        NAME OF DIRECTOR            FROM THE TRUST        OF FUND EXPENSES                  TRUSTEES(1)
---------------------------------   --------------    ------------------------    --------------------------------
Donald Cecil.....................       $9,000                  None                          $276,350
M. Colyer Crum...................       $8,000                  None                          $126,600
Edward H. Meyer..................       $7,500                  None                          $251,600
Jack B. Sunderland...............       $8,000                  None                          $134,600
J. Thomas Touchton...............       $8,000                  None                          $134,600

------------------
(1) In addition to the Trust, the Trustees serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Cecil (48 funds), Mr. Crum (17 funds), Mr. Meyer (34 funds), Mr. Sunderland (18 funds) and Mr. Touchton (18 funds).

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

     The Investment Advisory Agreement provides that, subject to the direction of the Board of Trustees of the Trust, the Investment Adviser is responsible for the actual management of the Trust's portfolio and for the review of the Trust's holdings in light of its own research analysis and analyses from other relevant sources.

     The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Trustees. The Investment Adviser supplies the portfolio managers for the Trust who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Trust and is required to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Securities held by the Trust also may be held by or be appropriate investments for other funds for which the Investment Adviser or FAM acts as an adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Trust or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

     As compensation for its services to the Trust the Investment Adviser receives from the Trust at the end of each month a fee based on the average daily value of the Trust's net assets at the annual rates of 0.60% of the daily net assets of the Trust. The State of California imposes limitations on the expenses of the Trust. At the date of this Statement of Additional Information, these annual expense limitations require the Investment Adviser to reimburse the Trust in an amount necessary to prevent the ordinary operating expenses of the Trust from exceeding 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Investment Adviser's obligation to reimburse the Trust is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment. For the fiscal years ended July 31, 1993, 1994 and 1995, the total advisory fees paid by the Trust to the Investment Adviser aggregated $1,391,524, $1,351,581 and $1,832,048, respectively. For such periods, the Investment Adviser made no reimbursement of expenses to the Trust in respect of the expense limitation provisions discussed above.

     The Investment Adviser provides the investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees for Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Trust pays all other expenses incurred, except for some incurred by the Distributor, in the operation of the Trust including, among others, taxes, expenses for legal and auditing services, charges of the custodian and the transfer agent, expenses of issuing and redeeming shares, brokerage costs, Commission and other registration fees, all expenses of shareholders' and Trustee's meetings, and certain of the expenses of printing prospectuses, statements of additional information, proxies, reports to shareholders, and share certificates. Accounting services are provided to the Trust by the Investment Adviser, who is reimbursed by the Trust for the costs in connection with such services. The Distributor will pay the promotional expenses incurred in connection with the offering of shares of the Trust. See "Purchase of Shares--Distribution Plans".

     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser (as defined under the Investment Company Act) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or, if submitted to a meeting of shareholders, by a majority of the voting securities and (b) by a majority of Trustees who are neither parties to such contract nor interested persons, as defined in the Investment Company Act, of any such party. Such contract is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either party or by the vote of the shareholders of the Trust.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Trust shares.

     The Trust issues four classes of shares under the Merrill Lynch Select PricingSM System: Class A and Class D shares are sold to investors choosing the initial sales charge alternatives, and Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Trust represents identical interests in the investment portfolio of the Trust, and has the same rights except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM which use the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds".

     The Trust has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Trust (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Trust. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     During the fiscal years ended July 31, 1993, 1994, and 1995, gross sales charges on the sale of Class A shares totaled $83,929, $177,162 and $104,144, respectively, of which approximately $4,861, $12,408 and $6,956, respectively, was received by the Distributor and approximately $79,068, $164,754 and $97,188, respectively, was paid to Merrill Lynch as a selected dealer. For the fiscal years referenced above, the Distributor received no contingent deferred sales charges ("CDSCs") with respect to redemptions within one year of purchase of Class A shares purchased subject to front-end sales charge waivers. The gross sales charges for the sale of the Trust's Class D shares for the period October 21, 1994 (commencement of operations) to July 31, 1995, totaled $53,122, of which the Distributor received $3,459 and Merrill Lynch received $49,663. During such period, the Distributor received no CDSCs with respect to redemptions within one year of purchase of Class D shares purchased subject to front-end sales charge waivers. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage".

     The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Trust, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Trust or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Trust subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Trust and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Trust or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Trust's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Trust and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period while remaining registered in the name of the purchaser for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Trust that creates a sales charge will count toward completing a new or existing Letter of Intention from the Trust.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Trust are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Trust may purchase additional Class A shares of the Trust through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Trust through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A and Class D shares of the Trust are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Trust may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

     Employer Sponsored Retirement and Savings Plans. Class A and Class D shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of
Section 401(a) of the Internal Revenue Code of 1986 as amended (the "Code"), deferred compensation plans within the meaning of Section 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated $20 million or more in MLAM-advised mutual funds (in the case of Class A shares) or $5 million or more in

MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Tax qualified retirement plans within the meaning of Section 401(a) of the Code meeting any of the foregoing requirements and which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a wide range of investments including individual corporate equities and other securities in addition to mutual fund shares) by Blueprint, are offered Class A or Class D shares at a price equal to net asset value per share plus a reduced sales charge of 0.50%. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A or Class D shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge schedule and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption; or if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.

     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Closed-End Fund Investment Option. Class A shares of the Trust and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Trust are offered at net asset value to shareholders of Merrill Lynch

Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Trust. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Trust. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Trust at such day. Similarly, Class D shares of the Trust are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") who wish to purchase shares of the Trust with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund pursuant to a tender offer by Municipal Strategy Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable.

     Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co. and its subsidiaries (the term
"subsidiaries", when used herein with respect to ML & Co., includes the Investment Adviser, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Trust at net asset value.

     Class D shares of the Trust are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Trust, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Trust are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Trust with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Trust will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares of other mutual funds have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Trust which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Trust. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Trust; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Trust's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Trust may acquire through such transactions restricted or illiquid securities to the extent the Trust does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objectives and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Trust to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Trust and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Distribution Plan will benefit the Trust and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Trust. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Trust without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Trust, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Trust to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Trust will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Trust rather than to the Distributor; however, the Trust will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of July 31, 1995 with respect to the Class B and Class C shares of the Trust, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period August 2, 1985 (commencement of operations) to July 31, 1995 with respect to Class B shares, and under the NASD maximum sales charge rule for the period October 21, 1994 (commencement of operations) to July 31, 1995, with respect to Class C shares.

               DATA CALCULATED AS OF JULY 31, 1995 (IN THOUSANDS)

                                                                                                                  ANNUAL
                                                  ALLOWABLE  ALLOWABLE                 AMOUNT                  DISTRIBUTION
                                       ELIGIBLE   AGGREGATE   INTEREST   MAXIMUM     PREVIOUSLY    AGGREGATE  FEES AT CURRENT
                                        GROSS       SALES    ON UNPAID    AMOUNT      PAID TO       UNPAID       NET ASSET
CLASS B                                SALES(1)    CHARGES   BALANCE(2)  PAYABLE   DISTRIBUTOR(3)   BALANCE      LEVEL(4)
-------                               ----------  ---------  ----------  --------  --------------  ---------  ---------------
Under NASD Rule as Adopted........... $1,318,955   $82,435    $ 49,423   $131,858     $ 50,203      $81,655       $ 1,064
Under Distributor's Voluntary
  Waiver............................. $1,318,955   $82,435    $  6,595   $89,030      $ 50,203      $38,827       $ 1,064

CLASS C
------
Under NASD Rule as Adopted........... $    5,127   $   320    $     16   $   336      $     21      $   315       $    21
Under Distributor's Voluntary
  Waiver.............................        N/A       N/A         N/A       N/A           N/A          N/A           N/A

------------------
(1) Purchase price of all eligible Class B or Class C shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Trust shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Trust is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Trust.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived (i) on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or (ii) on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1993, 1994 and 1995, the Distributor received CDSCs of $246,318, $188,148 and $469,990, respectively, all of which were paid to Merrill Lynch. For the fiscal period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received CDSCs of $1,502 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

     Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Trust are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Trust will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under
Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) or 401(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) Plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to "Portfolio Transactions and Brokerage in the Prospectus."

     The Investment Adviser is responsible for making the Trust's portfolio decisions, placing the Trust's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid, subject to policies established by the Trust's Trustees and officers. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Trust with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Trust best price and execution or other services which are of benefit to the Trust. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Trust and the sale of underlying securities upon the exercise of such options. In addition, consistent with the Rules of Fair Practice of the NASD and policies established by the Trust's Trustees, the Investment Adviser may consider sales of shares of the Trust as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust.

     For the fiscal year ended July 31, 1993, the Trust paid total brokerage commissions of $520,434, of which $31,459 or 6.04% was paid to Merrill Lynch for effecting 3.58% of the aggregate dollar amount of transactions in which the Trust paid brokerage commissions. For the fiscal year ended July 31, 1994, the Trust paid total brokerage commissions of $632,276, of which $4,800 or .76% was paid to Merrill Lynch for effecting 2.15% of the aggregate dollar amount of transactions in which the Trust paid brokerage commissions. For the fiscal year ended July 31, 1995, the Trust paid total brokerage commissions of $588,382 of which $20,069 or 3.41% was paid to Merrill Lynch for effecting 3.58% of the aggregate dollar amount of transactions in which the Trust paid brokerage commissions.

     The Trust does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Investment Adviser (including Merrill Lynch) may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. If in the judgment of the Investment Adviser the Trust will be benefitted by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Investment Adviser may use such information in servicing its other accounts.

     The Trust invests in securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Trust, including Merrill Lynch, will not serve as the Trust's dealer in such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.

     The Trust may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADR's are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets.

     The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Trust brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Trust to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Investment Adviser has arranged for the Trust's custodian to receive any tender offer solicitation fees on behalf of the Trust payable with respect to portfolio securities of the Trust.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust, and annual statements as to aggregate compensation will be provided to the Trust.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of the Trust is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Trust also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on such day the Trust is required to sell or redeem shares. Net asset value is determined by adding the total market value of all securities held by the Trust plus cash or other assets (including interest and dividends accrued but not yet received) less all liabilities of the Trust (including accrued expenses). The amount remaining is divided by the total number of shares outstanding and rounded to the nearest cent to arrive at the net asset value of each share. Expenses, including investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lesser than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Trust. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Trust writes a call option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options, or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Trust.

                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services summarized below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at Merrill Lynch Financial Data Services, Inc. (formerly called Financial Data Services, Inc.) (the "Transfer Agent") has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. The statements also will show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Trust, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Trust is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Trust through Blueprint, no minimum charge to the investor's bank account is required. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Trust in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Trust. Such reinvestment will be at the net asset value of shares of the Trust as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their ordinary income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Trust or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Trust having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the New York Stock Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Trust, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Trust's transfer agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for Class A or Class D shares of the Trust from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to a shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Trust shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Trust and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for such account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Trust have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Trust for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Trust is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Trust generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Trust exercising the exchange privilege will continue to be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Trust acquired through use of the exchange privilege will be subject to the Trust's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Trust for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Trust Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half-year holding period of Trust Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

     The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

     Shareholders also may exchange shares of the Trust into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Trust may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Trust for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Trust Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Trust been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption, the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC. ......   High current income consistent with a policy of
                                   limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.

MERRILL LYNCH AMERICAS INCOME
  FUND, INC. .................   A high level of current income, consistent with
                                   prudent investment risk, by investing
                                   primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).

MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL BOND
  FUND .......................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.

MERRILL LYNCH ARIZONA
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.

MERRILL LYNCH ARKANSAS
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arkansas income taxes as is consistent with prudent investment management.

MERRILL LYNCH ASSET GROWTH
  FUND, INC. .................   High total investment return, consistent with
                                   prudent risk, from investment in United
                                   States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH ASSET INCOME
  FUND, INC. .................   A high level of current income through
                                   investment primarily in United States fixed income securities.

MERRILL LYNCH BALANCED FUND
  FOR INVESTMENT AND
  RETIREMENT, INC. ...........   As high a level of total investment return as
                                   is consistent with reasonable risk by
                                   investing in common stock and other types of securities, including fixed income securities and convertible securities.

MERRILL LYNCH BASIC VALUE
  FUND, INC. .................   Capital appreciation and, secondarily, income
                                   through investment in securities, primarily equities, that are undervalued and therefore represent basic investment value.

MERRILL LYNCH CALIFORNIA
  INSURED MUNICIPAL BOND
  FUND .......................   A portfolio of Merrill Lynch California
                                   Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of insured California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ..................   A portfolio of Merrill Lynch Multi-State
                                   Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch California
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.

MERRILL LYNCH CAPITAL
  FUND, INC. .................   The highest total investment return consistent
                                   with prudent risk through a fully managed investment policy utilizing equity, debt and convertible securities.

MERRILL LYNCH COLORADO
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series, a series fund, whose
                                   objective is to provide as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.

MERRILL LYNCH CONNECTICUT
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Connecticut income taxes as is consistent with prudent investment management.

MERRILL LYNCH CORPORATE BOND
  FUND, INC. .................   Current income from three separate diversified
                                   portfolios of fixed income securities.

MERRILL LYNCH DEVELOPING
  CAPITAL MARKETS FUND,
  INC. .......................   Long-term capital appreciation through
                                   investment in securities, principally
                                   equities, of issuers in countries having smaller capital markets.

MERRILL LYNCH DRAGON
  FUND, INC. .................   Capital appreciation primarily through
                                   investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

MERRILL LYNCH EUROFUND .......   Capital appreciation primarily through
                                   investment in equity securities of
                                   corporations domiciled in Europe.

MERRILL LYNCH FEDERAL
  SECURITIES TRUST ...........   High current return through investments in U.S.
                                   Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

MERRILL LYNCH FLORIDA LIMITED
  MATURITY MUNICIPAL BOND
  FUND .......................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

MERRILL LYNCH FLORIDA
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

MERRILL LYNCH FUND FOR
  TOMORROW, INC. .............   Long-term growth through investment in a
                                   portfolio of good quality securities,
                                   primarily common stock, potentially
                                   positioned to benefit from demographic and cultural changes as they affect consumer markets.

MERRILL LYNCH FUNDAMENTAL
  GROWTH FUND, INC. ..........   Long-term growth of capital through investment
                                   in a diversified portfolio of equity
                                   securities placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.

MERRILL LYNCH FUNDAMENTAL
  VALUE PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian) ...   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide capital appreciation and income by investing in securities, with at least 65% of the portfolio's assets being invested in equities.

MERRILL LYNCH GLOBAL
  ALLOCATION FUND, INC. ......   High total investment return, consistent with
                                   prudent risk, through a fully managed
                                   investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH GLOBAL BOND FUND
  FOR INVESTMENT AND
  RETIREMENT .................   High total investment return from investment in
                                   a global portfolio of debt instruments
                                   denominated in various currencies and
                                   multinational currency units.

MERRILL LYNCH GLOBAL
  CONVERTIBLE FUND, INC. .....   High total return from investment primarily in
                                   an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

MERRILL LYNCH GLOBAL
  HOLDINGS, INC.
  (residents of Arizona must
  meet investor suitability
  standards) .................   The highest total investment return consistent
                                   with prudent risk through worldwide
                                   investment in an internationally diversified portfolio of securities.

MERRILL LYNCH GLOBAL
  OPPORTUNITY PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian) ...   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide a high total investment return through an investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.

MERRILL LYNCH GLOBAL SMALLCAP
  FUND, INC. .................   Long-term growth of capital by investing
                                   primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

MERRILL LYNCH GLOBAL UTILITY
  FUND, INC. .................   Capital appreciation and current income through
                                   investment of at least 65% of its total
                                   assets in equity and debt securities issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND
  RETIREMENT .................   Growth of capital and, secondarily, income from
                                   investment in a diversified portfolio of equity securities placing principal emphasis on those securities which management of the fund believes to be undervalued.

MERRILL LYNCH HEALTHCARE FUND,
  INC.
  (residents of Wisconsin must
  meet investor suitability
  standards) .................   Capital appreciation through worldwide
                                   investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

MERRILL LYNCH INTERNATIONAL
  EQUITY FUND ................   Capital appreciation and, secondarily, income
                                   by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC. .................   Capital appreciation by investing primarily in
                                   Latin American equity and debt securities.

MERRILL LYNCH MARYLAND
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management.

MERRILL LYNCH MASSACHUSETTS
  LIMITED MATURITY MUNICIPAL
  BOND FUND ..................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.

MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management.

MERRILL LYNCH MICHIGAN LIMITED
  MATURITY MUNICIPAL BOND
  FUND .......................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.

MERRILL LYNCH MICHIGAN
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management.

MERRILL LYNCH MINNESOTA
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Minnesota personal income taxes as is consistent with prudent investment management.

MERRILL LYNCH MUNICIPAL BOND
  FUND, INC. .................   Tax-exempt income from three separate
                                   diversified portfolios of municipal bonds.

MERRILL LYNCH MUNICIPAL
  INTERMEDIATE TERM FUND .....   Currently the only portfolio of Merrill Lynch
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level as possible of income exempt from Federal income taxes by investing in investment grade obligations with a dollar weighted average maturity of five to twelve years.

MERRILL LYNCH MUNICIPAL
  STRATEGY FUND, INC.  .......   As high a level of current income exempt from
                                   Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

MERRILL LYNCH NEW JERSEY
  LIMITED MATURITY MUNICIPAL
  BOND FUND ..................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW MEXICO
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW YORK LIMITED
  MATURITY MUNICIPAL BOND
  FUND .......................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.

MERRILL LYNCH NEW YORK
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management.

MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management.

MERRILL LYNCH OHIO MUNICIPAL
  BOND FUND ..................   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management.

MERRILL LYNCH OREGON MUNICIPAL
  BOND FUND ..................   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management.

MERRILL LYNCH PACIFIC
  FUND, INC. .................   Capital appreciation by investing in equity
                                   securities of corporations domiciled in Far
                                   Eastern and Western Pacific countries,
                                   including Japan, Australia, Hong Kong, and
                                   Singapore.

MERRILL LYNCH PENNSYLVANIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ..................   A portfolio of Merrill Lynch Multi-State
                                   Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND ........   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management.

MERRILL LYNCH PHOENIX
  FUND, INC. .................   Long-term growth of capital by investing in
                                   equity and fixed income securities, including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.

MERRILL LYNCH QUALITY BOND
  PORTFOLIO (available only
  for exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian) ...   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide a high level of current income through investment in a diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.

MERRILL LYNCH SHORT-TERM
  GLOBAL INCOME FUND, INC. ...   As high a level of current income as is
                                   consistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

MERRILL LYNCH SPECIAL VALUE
  FUND, INC. .................   Long-term growth of capital from investments in
                                   securities, primarily common stock, of
                                   relatively small companies believed to have special investment value and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC
  DIVIDEND FUND ..............   Long-term total return from investment in
                                   dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

MERRILL LYNCH TECHNOLOGY FUND,
  INC. .......................   Capital appreciation through worldwide
                                   investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

MERRILL LYNCH TEXAS MUNICIPAL
  BOND FUND ..................   A portfolio of Merrill Lynch Multi-State
                                   Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO
  (available only for
  exchanges by certain
  individual retirement
  accounts for which Merrill
  Lynch acts as custodian) ...   A portfolio of Merrill Lynch Asset Builder
                                   Program, Inc., a series fund, whose objective is to provide a high current return through investments in U.S. Government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.

MERRILL LYNCH UTILITY INCOME
  FUND, INC. .................   High current income through investment in
                                   equity and debt securities issued by
                                   companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH WORLD INCOME
  FUND, INC. .................   High current income by investing in a global
                                   portfolio of fixed income securities
                                   denominated in various currencies, including multinational currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY ASSETS
  TRUST ......................   Preservation of capital, liquidity and the
                                   highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.

MERRILL LYNCH RETIREMENT
  RESERVES MONEY FUND
  (available only if the
  exchange occurs within
  certain retirement
  plans) .....................   Currently the only portfolio of Merrill Lynch
                                   Retirement Series Trust, a series fund, whose objectives are to provide current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

MERRILL LYNCH U.S.A.
  GOVERNMENT RESERVES ........   Preservation of capital, current income and
                                   liquidity available from investing in direct obligations of the U.S. Government and repurchase agreements relating to such securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND .................   Preservation of capital, liquidity and current
                                   income through investment exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share Money Market Funds:

MERRILL LYNCH GOVERNMENT
  FUND .......................   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

MERRILL LYNCH INSTITUTIONAL
  FUND .......................   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND ............   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality municipal bonds.

MERRILL LYNCH TREASURY
FUND .........................   A portfolio of Merrill Lynch Funds for
                                   Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Trust of the exchange. Shareholders of the Trust, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Trust reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Trust reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Trust intends to distribute all of its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized long- or short-term capital gains, if any, will be distributed to the Trust's shareholders at least annually. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Trust. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Trust or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

     The Trust intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Trust (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Trust intends to distribute substantially all of such income.

     Dividends paid by the Trust from its ordinary income or from an excess of its net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Any loss upon the sale or exchange of Trust shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. Not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Trust's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Trust will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid by the Trust to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Trust. If more than 50% in value of the Trust's total assets at the close of its taxable year consists of securities of foreign corporations, the Trust will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Trust will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Trust's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Trust will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Trust will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Trust on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Trust intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Trust may write, purchase or sell options, futures and forward foreign exchange contracts. Options and forward foreign exchange contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Trust elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Trust may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Trust's transactions in options and forward foreign exchange contracts. Under Section 1092, the Trust may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Trust's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Trust may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Trust qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Trust.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Trust may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Trust. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Trust's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Trust would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Trust shares, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Trust shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Trust.

                                PERFORMANCE DATA

     From time to time, the Trust may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Trust's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Trust for the periods indicated.

                                               CLASS A SHARES*                           CLASS B SHARES
                                    --------------------------------------   --------------------------------------
                                                            REDEEMABLE                               REDEEMABLE
                                                            VALUE OF A                               VALUE OF A
                                      EXPRESSED AS A       HYPOTHETICAL        EXPRESSED AS A       HYPOTHETICAL
                                     PERCENTAGE BASED    $1,000 INVESTMENT    PERCENTAGE BASED    $1,000 INVESTMENT
                                    ON A HYPOTHETICAL       AT THE END       ON A HYPOTHETICAL       AT THE END
              PERIOD                $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
----------------------------------  ------------------   -----------------   ------------------   -----------------
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                    (including maximum applicable sales charges)
One Year Ended July 31, 1995......         1.43 %            $1,014.30              1.95 %            $1,019.50
Five Years Ended July 31, 1995....         3.10 %            $1,165.00              3.14 %            $1,167.20
Inception (August 2, 1985) to July
  31, 1995........................                                                  8.74 %            $2,312.50
Inception (October 24, 1988) to
  July 31, 1995...................         6.67 %            $1,548.50

                                               CLASS A SHARES*                           CLASS B SHARES
                                    --------------------------------------   --------------------------------------
                                                            REDEEMABLE                               REDEEMABLE
                                                            VALUE OF A                               VALUE OF A
                                      EXPRESSED AS A       HYPOTHETICAL        EXPRESSED AS A       HYPOTHETICAL
                                     PERCENTAGE BASED    $1,000 INVESTMENT    PERCENTAGE BASED    $1,000 INVESTMENT
                                    ON A HYPOTHETICAL       AT THE END       ON A HYPOTHETICAL       AT THE END
              PERIOD                $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
              ------                ------------------   -----------------   ------------------   -----------------
                                                                   ANNUAL TOTAL RETURN
                                                        (excluding maximum applicable sales charges)
Year Ended July 31,
  1995............................         7.05 %            $1,070.50              5.95 %            $1,059.50
  1994............................        13.69 %            $1,136.90             12.52 %            $1,125.20
  1993............................        (0.05)%            $  999.50             (1.02)%            $  989.80
  1992............................         1.66 %            $1,016.60               .53 %            $1,005.30
  1991............................        (0.57)%            $  994.30             (1.61)%            $  983.90
  1990............................        19.99 %            $1,199.90             18.79 %            $1,187.90
  1989............................                                                  1.94 %            $1,019.40
  1988............................                                                (20.74)%            $  792.60
  1987............................                                                100.16 %            $2,001.60
Inception (August 2, 1985) to
  July 31, 1986...................                                                  3.12 %            $1,031.20
Inception (October 24, 1988) to
  July 31, 1989...................        10.77 %            $1,107.70
                                                                 AGGREGATE TOTAL RETURN
                                                       (including maximum applicable sales charges)
Inception (August 2, 1985) to July
  31, 1995........................                                                131.25 %            $2,312.50
Inception (October 24, 1988) to
  July 31, 1995...................        54.85 %            $1,548.50

---------------

 * Information as to Class A shares is presented only for the period October 24, 1988 to July 31, 1995. Prior to October 21, 1988, no Class A shares were publicly issued.

     In order to reflect the reduced sales charges in the case of Class A and Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Trust in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                                               CLASS C SHARES*                          CLASS D SHARES*
                                    --------------------------------------   --------------------------------------
                                                            REDEEMABLE                               REDEEMABLE
                                                            VALUE OF A                               VALUE OF A
                                      EXPRESSED AS A       HYPOTHETICAL        EXPRESSED AS A       HYPOTHETICAL
                                     PERCENTAGE BASED    $1,000 INVESTMENT    PERCENTAGE BASED    $1,000 INVESTMENT
                                    ON A HYPOTHETICAL       AT THE END       ON A HYPOTHETICAL       AT THE END
              PERIOD                $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
              ------                ------------------   -----------------   ------------------   -----------------
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                      (including maximum applicable sales charges)
Inception (October 21, 1994) to
  July 31, 1995...................          4.22%            $1,032.60             (0.75)%            $  994.20

                                               CLASS C SHARES*                          CLASS D SHARES*
                                    --------------------------------------   --------------------------------------
                                                            REDEEMABLE                               REDEEMABLE
                                                            VALUE OF A                               VALUE OF A
                                      EXPRESSED AS A       HYPOTHETICAL        EXPRESSED AS A       HYPOTHETICAL
                                     PERCENTAGE BASED    $1,000 INVESTMENT    PERCENTAGE BASED    $1,000 INVESTMENT
                                    ON A HYPOTHETICAL       AT THE END       ON A HYPOTHETICAL       AT THE END
              PERIOD                $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
              ------                ------------------   -----------------   ------------------   -----------------
                                                                  ANNUAL TOTAL RETURN
                                                      (excluding maximum applicable sales charges)
Inception (October 21, 1994) to
  July 31, 1995...................          4.26%            $1,042.60              4.93 %            $1,049.30
                                                                    AGGREGATE TOTAL RETURN
                                                      (including maximum applicable sales charges)
Inception (October 21, 1994) to
  July 31, 1995...................          3.26%            $1,032.60             (0.58)%            $  994.20

---------------
* Information as to Class C and Class D shares is presented for the period October 21, 1994 to July 31, 1995. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust of the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. At the date of this Statement of Additional Information, the shares of the Trust are divided into Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Trust and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Trust has received an order from the Commission permitting the issuance and sale of multiple classes of shares. The Board of Trustees of the Trust may classify and reclassify the shares of the Trust into additional shares of beneficial interest at a future date. Upon liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets of the Trust available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The rights of redemption, conversion and exchange are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Trust.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to vote of shareholders, except that shareholders of the class bearing account maintenance and/or distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing the Trust, dated April 12, 1985, a copy of which together with all amendments thereto (the "Declaration of Trust") is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Investment Adviser provided the initial capital for the Trust by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Trust were paid by the Trust and were amortized over a period not exceeding five years. The proceeds realized by the Investment Adviser upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of July 31, 1995, is calculated as set forth below.

                                              CLASS A        CLASS B        CLASS C        CLASS D
                                            -----------    ------------    ----------    ------------
Net Assets...............................   $28,728,903    $141,799,990    $2,800,094    $107,467,227
                                             ==========     ===========     =========     ===========
Number of Shares Outstanding.............     1,720,619       8,533,888       169,196       6,446,960
                                             ==========     ===========     =========     ===========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)...........................        $16.70          $16.62        $16.55          $16.67
Sales Charge (for Class A and Class D
  shares: 5.25% of offering price (5.54%
  of net asset value per share))*........           .93              **            **             .92
                                            -----------    ------------    ----------    ------------
Offering Price...........................        $17.63          $16.62        $16.55          $17.59
                                             ==========     ===========     =========     ===========

                                                   (Footnotes on following page)

(Footnotes for preceding page)
---------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charge--Class B Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to ratification by the shareholders of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Trust.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as custodian of the Trust's assets. The Custodian is responsible for safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Trust ends July 31 of each year. The Trust sends to its shareholders at least semi-annually reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions and, if applicable, foreign withholding and other taxes.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto which the Trust has filed with the Commission, Washington, D.C. under the Securities Act and the Investment Company Act, to which reference is hereby made.

     To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Trust's shares on November 1, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MERRILL LYNCH GLOBAL RESOURCES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Resources Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Resources Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
August 31, 1995

SCHEDULE OF INVESTMENTS

                                                                                                          Value    Percent of
Industries                   Shares Held           Common Stocks                            Cost        (Note 1a)  Net Assets
Aluminum                          90,000   Alcan Aluminium Ltd.                        $  2,356,436     $  3,048,750    1.1%
                                 424,000   Comalco Ltd.                                   1,557,844        2,068,018    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,914,280        5,116,768    1.8


Chemicals                         78,000   Air Products and Chemicals, Inc.               3,451,070        4,368,000    1.5
                                 640,000   Asahi Chemical Industry Co., Ltd.              4,707,315        4,572,467    1.6
                                  37,000   Dow Chemical Co.                               2,596,842        2,742,625    1.0
                                  41,300   DuPont (E.I.) de Nemours & Co.                 2,313,453        2,767,100    1.0
                                  97,500   Hanna (M.A.) Co.                               1,937,650        2,693,438    1.0
                                                                                       ------------     ------------  ------
                                                                                         15,006,330       17,143,630    6.1


Diversified Companies            154,500   Canadian Pacific, Ltd.                         2,417,458        2,761,688    1.0
                                  90,000   Coastal Corp.                                  2,302,519        2,801,250    1.0
                                 179,000   Cyprus Amax Minerals Co.                       4,500,651        4,989,625    1.8
                                  90,000   Norcen Energy Resources Ltd.                   1,158,729        1,353,939    0.5
                                 225,000   Occidental Petroleum Corp.                     4,361,550        5,062,500    1.8
                                 407,500   Renison Goldfields Consolidated Ltd.           1,613,171        1,541,850    0.5
                                                                                       ------------     ------------  ------
                                                                                         16,354,078       18,510,852    6.6


Gold                           1,387,000 ++Delta Gold N.L.                                2,730,517        2,716,231    1.0
                               1,679,100 ++Newcrest Mining Ltd.                           7,470,444        7,817,386    2.8
                                 140,622   Newmont Mining Corp.                           5,614,727        6,011,591    2.1
                                 250,000   Placer Dome Inc.                               5,677,853        6,281,250    2.2
                                 260,000   Sante Fe Pacific Gold Corp.                    3,770,398        3,250,000    1.2
                                                                                       ------------     ------------  ------
                                                                                         25,263,939       26,076,458    9.3

Integrated Oil                    41,000   Amoco Corp.                                    2,293,335        2,757,250    1.0
Companies--                       16,000   Mobil Corp.                                    1,557,790        1,564,000    0.6
Domestic                         200,000   Unocal Corp.                                   5,792,080        5,625,000    2.0
                                                                                       ------------     ------------  ------
                                                                                          9,643,205        9,946,250    3.6


Integrated Oil                   890,000   British Petroleum Co. PLC                      4,237,936        6,743,483    2.4
Companies--                       14,600   OMV AG                                         1,554,378        1,559,639    0.5
International                    321,000   Petro-Canada                                   2,682,966        3,190,098    1.1
                                  78,800   Repsol, S.A.                                   2,272,896        2,667,363    0.9
                                  71,600   Societe Nationale Elf Aquitaine (ADR)*         2,544,624        2,801,350    1.0
                                 101,600   Total S.A. (Class B)                           6,049,223        6,170,213    2.2
                                 122,000   Yacimientos Petroliferos Fiscales
                                           S.A. (Sponsored) (ADR)*                        2,997,273        2,119,750    0.7
                                                                                       ------------     ------------  ------
                                                                                         22,339,296       25,251,896    8.8


Metals & Mining                   67,000   ASARCO Inc.                                    1,927,403        2,127,250    0.8
                                 162,200   CRA Ltd.                                       2,011,572        2,517,182    0.9
                                 277,000   Falconbridge Ltd.                              3,843,568        5,505,653    2.0
                                 140,000   Freeport-McMoRan Copper & Gold, Inc.           3,000,786        3,727,500    1.3
                               2,470,000   M.I.M. Holdings Ltd.                           5,396,407        3,541,140    1.3
                                  77,500   Magma Copper Co.                               1,332,076        1,433,750    0.5
                                 245,000   Mitsubishi Materials Corp.                     1,292,688        1,224,443    0.4
                                 278,500   Noranda Inc.                                   5,240,418        5,865,563    2.1
                                  77,000   Outokumpu OY                                   1,385,926        1,508,001    0.5
                                  68,000   Phelps Dodge Corp.                             3,672,444        4,369,000    1.6
                                 430,000   (The) RTZ Corp. PLC                            5,546,995        6,206,536    2.2
                                 157,000   Sumitomo Metal Mining Co.                      1,314,920        1,283,962    0.5
                                 215,000   Trelleborg 'B' Fria                            2,921,179        2,775,177    1.0
                               1,050,000   Western Mining Corp. Holdings Ltd.             6,137,031        6,812,841    2.4
                                                                                       ------------     ------------  ------
                                                                                         45,023,413       48,897,998   17.5

                                                                                                          Value    Percent of
Industries                   Shares Held           Common Stocks                            Cost        (Note 1a)  Net Assets
Oil & Gas Producers              470,000 ++Abacan Resource Corp.                       $  1,763,996     $  1,354,121    0.5%
                               1,099,500   Ampolex Ltd.                                   3,384,940        2,486,343    0.9
                                  89,000   Anadarko Petroleum Corp.                       4,350,002        3,782,500    1.3
                                 115,000   Apache Corp.                                   3,073,528        3,148,125    1.1
                                  99,000   Burlington Resources, Inc.                     3,873,710        3,848,625    1.4
                                 403,000 ++Chauvco Resources Ltd.                         4,669,606        4,115,244    1.5
                                 125,900   Enron Oil & Gas Co.                            2,695,396        2,722,587    1.0
                                 730,000   Enterprise Oil PLC                             4,693,559        4,430,194    1.6
                                  68,600   (The) Louisiana Land and Exploration Co.       2,718,183        2,726,850    1.0
                                  85,600   Mitchell Energy & Development Corp.
                                           (Class A)                                      1,765,094        1,455,200    0.5
                                 175,000   Mitchell Energy & Development Corp.
                                           (Class B)                                      3,666,183        2,975,000    1.1
                                 140,000 ++Oryx Energy Co.                                2,332,787        2,012,500    0.7
                                  81,000   Parker & Parsley Petroleum Co.                 1,593,235        1,569,375    0.6
                               7,500,000 ++Premier Oil Co. PLC                            3,091,256        2,730,341    1.0
                                 675,000   Ranger Oil Ltd.                                4,526,339        3,796,875    1.3
                                 103,000   Sonat, Inc.                                    3,276,567        3,090,000    1.1
                                  44,100   Triton Energy Corp.                            1,440,582        2,199,487    0.8
                                  78,200   Vastar Resources, Inc.                         2,135,113        2,199,375    0.8
                                                                                       ------------     ------------  ------
                                                                                         55,050,076       50,642,742   18.2


Oil Services                     130,000   Baker Hughes Inc.                              2,501,121        2,876,250    1.0
                                  57,800   Coflexip Stena Offshore, Inc. (ADR)*           1,242,700        1,416,100    0.5
                                 141,000   IHC Caland N.V.                                3,098,872        4,355,564    1.5
                                  80,000   Schlumberger Ltd.                              4,627,531        5,360,000    1.9
                                                                                       ------------     ------------  ------
                                                                                         11,470,224       14,007,914    4.9


Paper & Pulp                     242,133   Aracruz Celulose S.A. (ADR)*                     970,032        2,966,129    1.1
                                 172,700   Avenor Inc.                                    3,423,014        4,172,639    1.5
                                  62,000   Georgia-Pacific Corp.                          3,962,100        5,347,500    1.9
                                  10,700   International Paper                              772,379          904,150    0.3
                                  91,000   Metsa-Serla OY                                 3,935,508        4,238,118    1.5
                                  60,400   Mo Och Domsjo AB Co.                           2,613,099        4,009,532    1.4
                                 120,000   Pope & Talbot, Inc.                            2,789,668        1,920,000    0.7
                                 406,496   Slocan Forest Products Ltd.                    3,555,171        3,595,014    1.3
                                 117,000   Weyerhaeuser Co.                               4,993,809        5,469,750    1.9
                                  48,000   Willamette Industries, Inc.                    1,806,620        2,928,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         28,821,400       35,550,832   12.6


Petroleum Refining               250,000   Total Petroleum (North America) Ltd.           3,028,198        2,906,250    1.0


Plantations                      717,000   Golden Hope Plantations BHD                    1,325,785        1,284,266    0.5
                                 480,000   Kuala Lumpur Kepong BHD                          983,702        1,563,200    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,309,487        2,847,466    1.1

Steel                             71,000   Koninklijke Nederlandsche Hoogovens en
                                           Staalfabrienken N.V.                           3,078,006        3,262,311    1.2
                               1,397,000 ++Sumitomo Metal Industries, Ltd.                4,640,554        4,046,286    1.4
                                                                                       ------------     ------------  ------
                                                                                          7,718,560        7,308,597    2.6


Wood Products                    200,000   Louisiana-Pacific Corp.                        6,751,778        4,925,000    1.7
                                 325,000   Pacific Forest Products Ltd.                   3,496,173        3,674,325    1.3
                                 146,100   Riverside Forest Products Ltd.                 2,401,223        1,678,392    0.6
                                                                                       ------------     ------------  ------
                                                                                         12,649,174       10,277,717    3.6


                                           Total Common Stocks                          258,591,660      274,485,370   97.7

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                          Value    Percent of
                             Face Amount          Short-Term Securities                     Cost        (Note 1a)  Net Assets
Repurchase                   $ 5,570,000   PaineWebber Inc., purchased on
Agreement**                                7/31/1995 to yield 5.78% to 8/01/1995       $  5,570,000     $  5,570,000    2.0%


                                           Total Short-Term Securities                    5,570,000        5,570,000    2.0


Total Investments                                                                      $264,161,660      280,055,370   99.7
                                                                                       ============
Other Assets Less Liabilities                                                                                740,844    0.3
                                                                                                        ------------  ------
Net Assets                                                                                              $280,796,214  100.0%
                                                                                                        ============  ======


 *American Depositary Receipts (ADR).
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.
++Non-income producing security.

  See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$264,161,660) (Note 1a)                         $280,055,370
                    Cash                                                                                          15,848
                    Receivables:
                      Securities sold                                                      $  1,664,207
                      Dividends                                                                 433,598
                      Beneficial interest sold                                                  311,085        2,408,890
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          39,040
                                                                                                            ------------
                    Total assets                                                                             282,519,148
                                                                                                            ------------


Liabilities:        Payables:
                      Beneficial interest redeemed                                              701,553
                      Securities purchased                                                      431,354
                      Distributor (Note 2)                                                      160,488
                      Investment adviser (Note 2)                                               153,443        1,446,838
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       276,096
                                                                                                            ------------
                    Total liabilities                                                                          1,722,934
                                                                                                            ------------


Net Assets:         Net assets                                                                              $280,796,214
                                                                                                            ============


Net Assets          Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    172,062
                    Class B Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                  853,389
                    Class C Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                   16,920
                    Class D Shares of beneficial interest, $0.10 par value, unlimited
                    number of shares authorized                                                                  644,696
                    Paid-in capital in excess of par                                                         279,621,426
                    Undistributed investment income--net                                                       1,099,608
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (17,507,553)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                15,895,666
                                                                                                            ------------
                    Net assets                                                                              $280,796,214
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $28,728,903 and 1,720,619 shares
                             of beneficial interest outstanding                                             $      16.70
                                                                                                            ============
                    Class B--Based on net assets of $141,799,990 and 8,533,888 shares
                             of beneficial interest outstanding                                             $      16.62
                                                                                                            ============
                    Class C--Based on net assets of $2,800,094 and 169,196 shares
                             of beneficial interest outstanding                                             $      16.55
                                                                                                            ============
                    Class D--Based on net assets of $107,467,227 and 6,446,960 shares
                             of beneficial interest outstanding                                             $      16.67
                                                                                                            ============


                    See Notes to Financial Statements.

Statement of Operations for the Year Ended July 31, 1995
Investment          Dividends (net of $423,302 foreign withholding tax)                                     $  5,877,622
Income              Interest and discount earned                                                               1,437,806
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               7,315,428
                                                                                                            ------------


Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $  2,185,267
                    Investment advisory fees (Note 2)                                         1,832,048
                    Transfer agent fees--Class B (Note 2)                                       593,121
                    Printing and shareholder reports                                            168,074
                    Transfer agent fees--Class D (Note 2)                                       150,924
                    Custodian fees                                                              143,110
                    Account maintenance fees--Class D (Note 2)                                  134,156
                    Registration fees (Note 1f)                                                 133,389
                    Professional fees                                                            91,587
                    Transfer agent fees--Class A (Note 2)                                        73,266
                    Accounting services (Note 2)                                                 68,488
                    Trustees' fees and expenses                                                  40,866
                    Account maintenance and distribution fees--Class C (Note 2)                  25,551
                    Transfer agent fees--Class C (Note 2)                                         8,928
                    Pricing fees                                                                  5,465
                    Other                                                                         9,113
                                                                                           ------------
                    Total expenses                                                                             5,663,353
                                                                                                            ------------
                    Investment income--net                                                                     1,652,075
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        9,186,780
(Loss) on             Foreign currency transactions--net                                        (53,988)       9,132,792
Investments &                                                                              ------------
Foreign             Change in unrealized appreciation/depreciation on:
Currency              Investments--net                                                        6,769,039
Transactions--Net     Foreign currency transactions--net                                         (2,317)       6,766,722
(Notes 1b, 1c,                                                                             ------------     ------------
1e & 3):            Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             15,899,514
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 17,551,589
                                                                                                            ============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              1995            1994
Operations:         Investment income--net                                                 $  1,652,075     $    939,369
                    Realized gain on investments and foreign currency
                    transactions--net                                                         9,132,792        1,733,103
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        6,766,722       22,563,268
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     17,551,589       25,235,740
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Class A                                                                  (426,768)        (114,152)
(Note 1g):            Class B                                                                  (570,653)        (703,582)
                      Class C                                                                    (7,419)              --
                      Class D                                                                  (245,460)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,250,300)        (817,734)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                     7,860,033       12,016,848
Transactions                                                                               ------------     ------------
(Note 4):



Net Assets:         Total increase in net assets                                             24,161,322       36,434,854
                    Beginning of year                                                       256,634,892      220,200,038
                                                                                           ------------     ------------
                    End of year*                                                           $280,796,214     $256,634,892
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  1,099,608     $    859,496
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1995       1994      1993     1992       1991
Per Share           Net asset value, beginning of year                $  15.84   $  14.07  $  14.33  $  15.38   $  15.93
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .22       .24       .34        .37
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net           .88       1.69      (.26)     (.13)      (.47)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.10       1.91      (.02)      .21       (.10)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.14)     (.24)     (.47)      (.41)
                      Realized gain on investments--net                     --         --        --      (.79)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.14)     (.24)    (1.26)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.70   $  15.84  $  14.07  $  14.33   $  15.38
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.05%     13.69%     (.05%)    1.66%      (.57%)
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.06%       .92%      .95%      .97%       .95%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.34%      1.39%     1.62%     1.82%      2.89%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $ 28,729   $ 20,054  $ 12,087  $ 11,265   $  6,699
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  31.64%     54.87%    66.78%    31.43%     71.42%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class B
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of year                $  15.72   $  14.02  $  14.26  $  15.30   $  15.84
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .10        .05       .09       .13        .31
                    Realized and unrealized gain (loss) on invest-
                    ments and foreign currency transactions--net           .84       1.70      (.24)     (.08)      (.56)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .94       1.75      (.15)      .05       (.25)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.04)      (.05)     (.09)     (.30)      (.25)
                      Realized gain on investments--net                     --         --        --      (.79)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.04)      (.05)     (.09)    (1.09)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.62   $  15.72  $  14.02  $  14.26   $  15.30
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.95%     12.52%    (1.02%)     .53%     (1.61%)
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                1.08%       .95%      .99%     1.00%       .99%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.08%      1.95%     1.99%     2.00%      1.99%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                                .31%       .35%      .60%      .94%      1.85%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $141,800   $236,581  $208,113  $254,866   $322,502
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  31.64%     54.87%    66.78%    31.43%     71.42%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios have been derived                                         For the Period
from information provided in the financial statements.                                        October 21, 1994++ to
                                                                                                  July 31, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C          Class D
Per Share           Net asset value, beginning of period                                   $      15.93     $      15.96
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .05              .12
                    Realized and unrealized gain on investments and foreign
                    currency transactions--net                                                      .62              .66
                                                                                           ------------     ------------
                    Total from investment operations                                                .67              .78
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.05)            (.07)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      16.55     $      16.67
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            4.26%+++         4.93%+++
Return:**                                                                                  ============     ============


Ratios to           Expenses, excluding account maintenance and distribution fees                 1.20%*           1.14%*
Average Net                                                                                ============     ============
Assets:             Expenses                                                                      2.20%*           1.39%*
                                                                                           ============     ============
                    Investment income--net                                                         .28%*           1.02%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $      2,800     $    107,467
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           31.64%           31.64%
                                                                                           ============     ============

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Resources Trust ("the Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM
System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net investment income for financial reporting and tax purposes, if permanent, be reclassified to accumulated net realized capital losses. Accordingly, current year's permanent book/tax differences of $161,663 have been reclassified from undistributed net investment income to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Trust to the extent the Trust's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee
Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:



                                        MLFD         MLPF&S
Class A                                $6,956        $97,188
Class D                                $3,459        $49,663


For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $469,990 relating to transactions in Class B Shares of beneficial interest, $1,502 relating to transactions in Class C Shares of beneficial interest, and $20,069 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $127,098,758 and $87,286,344, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:




                                   Realized
                                     Gains       Unrealized
                                    (Losses)       Gains

Long-term investments            $  9,181,328   $ 15,893,710
Short-term investments                  5,452             --
Foreign currency
transactions                          (53,988)         1,956
                                 ------------   ------------
Total                            $  9,132,792   $ 15,895,666
                                 ============   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $15,893,710, of which $29,297,603 related to appreciated securities and $13,403,893 related to depreciated securities. At July 31,1995, the aggregate cost of investments for Federal income tax purposes was $264,161,660.

4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions for the years ended July 31, 1995 and July 31, 1994 were $ 7,860,033 and $12,016,848, respectively.

Transactions in shares of beneficial interest for each class were as follows:




Class A Shares for the Year                        Dollar
Ended July 31, 1995                  Shares        Amount

Shares sold                         2,372,442  $  37,625,025
Shares issued to share-
holders in reinvestment of
dividends.                             24,490        385,380
                                 ------------  -------------
Total issued                        2,396,932     38,010,405
Shares redeemed                    (1,942,431)   (31,015,092)
                                 ------------  -------------
Net increase                          454,501  $   6,995,313
                                 ============  =============



Class A Shares for the Year                        Dollar
Ended July 31, 1994                  Shares        Amount

Shares sold                         1,169,348  $  17,964,584
Shares issued to shareholders
in reinvestment of dividends            6,902         96,377
                                 ------------  -------------
Total issued                        1,176,250     18,060,961
Shares redeemed                      (769,151)   (11,522,490)
                                 ------------  -------------
Net increase                          407,099  $   6,538,471
                                 ============  =============



Class B Shares for the Year                        Dollar
Ended July 31, 1995                   Shares       Amount

Shares sold                         6,694,914  $ 105,112,417
Shares issued to shareholders
in reinvestment of dividends.          28,028        454,893
                                 ------------  -------------
Total issued                        6,722,942    105,567,310
Automatic conversion of
shares                             (6,950,286)  (107,241,311)
Shares redeemed                    (6,287,107)   (99,273,886)
                                 ------------  -------------
Net decrease                       (6,514,451) $(100,947,887)
                                 ============  =============



Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         4,569,263  $  70,407,201
Shares issued to shareholders
in reinvestment of dividends           38,724        541,357
                                 ------------  -------------
Total issued                        4,607,987     70,948,558
Shares redeemed                    (4,402,209)   (65,470,181)
                                 ------------  -------------
Net increase                          205,778  $   5,478,377
                                 ============  =============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           406,317  $   6,241,943
Shares issued to shareholders
in reinvestment of dividends.             456          6,782
                                 ------------  -------------
Total issued                          406,773      6,248,725
Shares redeemed                      (237,577)    (3,852,799)
                                 ------------  -------------
Net increase                          169,196  $   2,395,926
                                 ============  =============

++Commencement of Operations.



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           325,837  $   5,011,879
Automatic conversion of
shares                              6,938,622    107,241,311
Shares issued to share-
holders in reinvestment of
dividends.                             12,214        181,873
                                 ------------  -------------
Total issued                        7,276,673    112,435,063
Shares redeemed                      (829,713)   (13,018,382)
                                 ------------  -------------
Net increase                        6,446,960  $  99,416,681
                                 ============  =============

++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Trust had a net capital loss carryforward of approximately $17,508,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Commitments:
At July 31, 1995, the Trust had entered into foreign exchange contracts under which it had agreed to sell a foreign currency with a value of approximately $1,671,000.

                      [This page intentionally left blank]

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
Investment Objectives and Policies......    2
  Asset-Based Securities................    2
  Other Investment Policies and
    Practices...........................    3
  Investment Restrictions...............    6
Management of the Trust.................    8
  Trustees and Officers.................    8
  Compensation of Trustees..............   10
  Management and Advisory
    Arrangements........................   10
Purchase of Shares......................   12
  Initial Sales Charge
    Alternatives--Class A and Class D
    Shares..............................   12
  Reduced Initial Sales Charges.........   13
  Distribution Plans....................   17
  Limitations on the Payment of Deferred
    Sales Charges.......................   18
Redemption of Shares....................   19
  Deferred Sales Charges--Class B and
    Class C Shares......................   19
Portfolio Transactions and Brokerage....   21
Determination of Net Asset Value........   22
Shareholder Services....................   23
  Investment Account....................   23
  Automatic Investment Plans............   24
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....   24
  Systematic Withdrawal Plans--Class A
    and Class D Shares..................   25
  Retirement Plans......................   26
  Exchange Privilege....................   26
Dividends, Distributions and Taxes......   40
  Dividends and Distributions...........   40
  Taxes.................................   40
  Tax Treatment of Options and Forward
    Foreign Exchange Transactions.......   42
  Special Rules for Certain Foreign
    Currency Transactions...............   43
Performance Data........................   44
General Information.....................   46
  Description of Shares.................   46
  Computation of Offering Price per
    Share...............................   47
  Independent Auditors..................   48
  Custodian.............................   48
  Transfer Agent........................   48
  Legal Counsel.........................   48
  Reports to Shareholders...............   48
  Additional Information................   48
Independent Auditors' Report............   49
Financial Statements....................   50
                              Code #10302-1195

(Logo)

Merrill Lynch
Global Resources Trust

STATEMENT OF
ADDITIONAL
INFORMATION

November 27, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMDATE                                  OR IMAGE IN TEST
----------------------                              -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                   back cover of Statement of
logo including stylized market                  Additional Information
bull.